UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 17, 2008, ON Semiconductor Corporation (“ON”) announced that it had completed the previously announced acquisition of AMIS Holdings, Inc. (“AMI”). Pursuant to the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated December 13, 2007 (the “Merger Agreement”), by and among ON, AMI and Orange Acquisition Corporation, a subsidiary of ON (“Merger Sub”), the Merger Sub merged with and into AMI, with AMI thereafter becoming a subsidiary of ON (the “Merger”).

In accordance with the terms of the Merger Agreement, each outstanding share of AMI common stock was converted into the right to receive 1.15 shares of ON’s common stock in the Merger; provided, however, that holders of AMI common stock will not receive any fractional ON’s shares in the Merger and will, in lieu thereof, be entitled to receive a cash payment equal to the fraction of a share of ON’s common stock to which the holder would otherwise be entitled multiplied by the closing price for ON’s common stock on The Nasdaq Stock Market on March 17, 2008. Following the Merger, former AMI stockholders will own approximately 26 percent of ON.

On December 12, 2007, ON filed a copy of the Merger Agreement, and other related agreements, with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K, and these documents are incorporated into this Current Report on Form 8-K by this reference. ON has also filed with the SEC a Registration Statement on Form S-4 (File No. 333-148630), as amended, containing a joint proxy statement/prospectus and each of ON and AMI have filed with the SEC other documents regarding the Merger. The joint proxy statement/prospectus was mailed to stockholders of ON and AMI on or about February 11, 2008. A copy of ON’s news release announcing, among other things, completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 11, 2008, Semiconductor Components Industries, LLC (“SCILLC”), a wholly-owned subsidiary of ON, consummated a sale and leaseback transaction with General Electric Capital Corporation (“GECC”) with respect to certain manufacturing equipment (“Equipment”) located at SCILLC’s semiconductor wafer fabrication facilities in Gresham, Oregon (the “Lease Financing”).

As part of the Lease Financing, SCILLC sold the Equipment to GECC for approximately $32.8 million in cash on March 11, 2008 pursuant to two bills of sale and then leased the same Equipment back from GECC on the same day. The Lease Financing was effected pursuant to the terms of that certain Lease Agreement between SCILLC and GECC dated as of November 7, 2006, as amended by Amendment No. 1 thereto dated as of March 11, 2008 (as amended, the “Lease Agreement”). The parties also executed two new schedules to the Lease Agreement, each dated as of March 11, 2008, and several ancillary documents. Under the terms of the Lease Agreement, GECC’s capitalized costs were approximately $32.8 million, SCILLC’s interest rate is fixed at 7.6% per annum for a portion of the Equipment and 7.9% per annum for a portion of the Equipment, and lease payments are due monthly.

The Lease Agreement provides SCILLC limited rights to relocate and substitute Equipment during its term. It further provides for: (1) a basic term of 48 months for a portion of the Equipment and 60 months for a portion of the Equipment with a cash purchase option at the end equal to the Equipment’s then fair market value; (2) an early cash purchase option at 42 months for a portion of the Equipment and 30 months for a portion of the Equipment equal to approximately 54% of GECC’s capitalized costs for a portion of the Equipment and approximately 48% of GECC’s capitalized costs for a portion of the Equipment, respectively; and (3) an early termination provision in both schedules that provide for an additional early purchase option at 24 months at the fair market value at the time of such termination.

In connection with the Lease Financing, ON entered into a Corporate Guaranty (the “Guaranty”) for GECC’s benefit under which ON agreed to guaranty certain of SCILLC’s obligations under the two new schedules to the Lease Agreement. Under the Lease Agreement, SCILLC indemnifies GECC for certain matters, including taxes. The document lists various occurrences that would constitute an Event of Default (as defined in the Lease Agreement), including ON’s default under the guaranty. Similarly, the Lease Agreement lists various remedies for an Event of Default, including the acceleration of lease obligations under the Lease Agreement.

ON plans to account for the lease portion of the Lease Financing as a capital lease in its consolidated financial statements prepared in accordance with Generally Accepted Accounting Principles (GAAP).

GECC or its affiliates have from time to time, and may in the future, participate as a lender or lenders to ON and/or SCILLC, and in the ordinary course of business provide other services and products to ON and/or SCILLC. Currently, GECC and its affiliates are participating lenders in SCILLC’s senior secured credit facility for a principal amount of approximately $10.8 million as of March 14, 2008. Also as noted above, under the initial lease transaction in November 2006 the current capitalized costs equals approximately $ 48.0 million as of February 29, 2008.

The above description of the schedules, the bills of sale, the Lease Agreement and amendment thereto, and the Guaranty are qualified in their entirety by reference to their complete text, which have been filed with the SEC as Exhibit 10.1 (bills of sale), Exhibits 10.2 and 10.3 (Lease Agreement and amendment thereto), Exhibits 10.4 and 10.5 (Schedule Nos. 002 and 003 to the Lease Agreement) and Exhibit 10.6 (Guaranty) to this Current Report on Form 8 K, which documents are incorporated herein by this reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

AMI’s obligation to repay all indebtedness governed by that certain credit agreement, dated as of December 21, 2000, by and among AMI, Credit Suisse First Boston Corporation and certain other parties thereto was accelerated as a result of the Merger. As of the date of the

Merger, total indebtedness was approximately $281 million, which was repaid with approximately $160 million of cash available to ON, part of which was raised in connection with the Lease Financing, and approximately $121 million of cash available to AMI.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, the Board of Directors of ON (the “Board”) has appointed Christine King, former Chief Executive Officer of AMI, as a member of the Board, effective upon completion of the Merger. Ms. King will serve as a Class I director and will serve until the Annual Meeting of Stockholders of ON to be held in 2009, or until Ms. King’s earlier death or resignation or removal from the Board. Upon joining the Board, Ms. King will not be serving on any of the standing committees of the Board.

Christine King, 58, joined AMI as President, Chief Executive Officer and a director in September 2001. She also served from that date as Chief Executive Officer and a director of AMI Semiconductor, Inc., a wholly-owned subsidiary of AMI. From September 2000 to September 2001, Ms. King served as Vice President of Semiconductor Products for IBM Microelectronics. From September 1998 to September 2000, Ms. King was Vice President of the Networking Technology Business Unit for IBM. Ms. King also served as Vice President of Marketing and Field Engineering at IBM from June 1995 to September 1998 and Manager of ASIC Products at IBM from March 1992 to June 1995. While at IBM, Ms. King launched the company’s ASIC and networking businesses. Ms. King holds a B.S. degree in electrical engineering from Fairleigh Dickinson University. Ms. King served on the board of Analog Devices, Inc., a semiconductor company, until March 11, 2008 and currently serves on the board of IDACORP, Inc., a power company in Boise, Idaho.

As disclosed in the Current Report on Form 8-K of ON filed with the SEC on February 20, 2008, as a non-employee director, Ms. King will be entitled to an annual cash retainer of $59,000 per year. Consistent with past practice, Ms. King was granted an option to purchase 20,000 shares of ON’s common stock, with equal pro rata vesting over a three year period beginning on the first anniversary of the grant date, at an exercise price equal to the fair market value of the stock on the grant date, and subject to ON’s 2000 Stock Incentive Plan and a relevant stock option grant agreement. Pursuant to ON’s grant date policy, the grant date of the option will be April 7, 2008.

In addition, ON’s non-employee directors also typically receive an annual equity-based award. In this regard, Ms. King received a grant of restricted stock, which will be issued in an amount equal to $96,288 divided by the closing price of ON’s common stock on the effective date of the grant, April 7, 2008, and which will vest on April 7, 2008 if Ms. King continues to, on such date, be a director of ON. This grant will also be subject to ON’s 2000 Stock Incentive Plan and relevant grant agreement.

Ms. King will also be reimbursed for reasonable expenses to attend Board and any committee meetings and to perform other relevant Board duties. Except as described above or in connection with the Merger, Ms. King will not receive any additional compensation for her services as a member of the Board.

Item 9.01. Financial Statements and Exhibit.

(a)	Financial Statements of Businesses Acquired

To the extent required by this item, financial statements of AMI will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b)	Pro Forma Financial Information

To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 13, 2007, by and among ON Semiconductor Corporation, Orange Acquisition Corporation and AMIS Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)*

10.1	Bills of Sale, dated as of March 11, 2008, executed by Semiconductor Components Industries, LLC (as seller) to General Electric Capital Corporation (as buyer)

10.2	Lease Agreement, dated as of November 7, 2006, between Semiconductor Components Industries, LLC (as lessee) and General Electric Capital Corporation (as lessor) (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on November 13, 2006)

10.3	Amendment No. 1, dated as of March 11, 2008, to Lease Agreement dated as of November 7, 2006 between Semiconductor Components Industries, LLC (as lessee) and General Electric Capital Corporation (as lessor)

10.4	Schedule No. 002, executed as of March 11, 2008, by Semiconductor Components Industries, LLC and General Electric Capital Corporation to the Lease Agreement

10.5	Schedule No. 003, executed as of March 11, 2008, by Semiconductor Components Industries, LLC and General Electric Capital Corporation to

the Lease Agreement

10.6	Corporate Guaranty of ON Semiconductor Corporation, executed as of March 11, 2008, in favor of General Electric Capital Corporation

10.7	Form of AMIS Holdings, Inc. Voting Agreement for Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and Christine King (incorporated by reference to Exhibit 10.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.8	Form of AMIS Holdings, Inc. Voting Agreement for executive officers, directors, and certain other stockholders of AMIS Holdings, Inc., other than Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, directors and executive officers of AMIS Holdings, Inc. and certain significant stockholders of AMIS Holdings, Inc. other than Christine King (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.9	Form of ON Semiconductor Corporation Voting Agreement, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and certain ON Semiconductor Corporation stockholders (incorporated by reference to Exhibit 10.3 to ON’s Current Report on Form 8-K filed on December 13, 2007)

99.1	News release for ON Semiconductor Corporation, dated March 17, 2008

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2008	ON SEMICONDUCTOR CORPORATION
(Registrant)

	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 13, 2007, by and among ON Semiconductor Corporation, Orange Acquisition Corporation and AMIS Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)*

10.1	Bills of Sale, dated as of March 11, 2008, executed by Semiconductor Components Industries, LLC (as seller) to General Electric Capital Corporation (as buyer)

10.2	Lease Agreement, dated as of November 7, 2006, between Semiconductor Components Industries, LLC (as lessee) and General Electric Capital Corporation (as lessor) (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on November 13, 2006)

10.3	Amendment No. 1, dated as of March 11, 2008, to Lease Agreement dated as of November 7, 2006 between Semiconductor Components Industries, LLC (as lessee) and General Electric Capital Corporation (as lessor)

10.4	Schedule No. 002, executed as of March 11, 2008, by Semiconductor Components Industries, LLC and General Electric Capital Corporation to the Lease Agreement

10.5	Schedule No. 003, executed as of March 11, 2008, by Semiconductor Components Industries, LLC and General Electric Capital Corporation to the Lease Agreement

10.6	Corporate Guaranty of ON Semiconductor Corporation, executed as of March 11, 2008, in favor of General Electric Capital Corporation

10.7	Form of AMIS Holdings, Inc. Voting Agreement for Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and Christine King (incorporated by reference to Exhibit 10.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.8	Form of AMIS Holdings, Inc. Voting Agreement for executive officers, directors, and certain other stockholders of AMIS Holdings, Inc., other than Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, directors and executive officers of AMIS Holdings, Inc. and certain significant stockholders of AMIS Holdings, Inc. other than Christine King (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.8	Form of ON Semiconductor Corporation Voting Agreement, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and certain ON Semiconductor Corporation stockholders (incorporated by reference to Exhibit 10.3 to ON’s Current Report on Form 8-K filed on December 13, 2007)

99.1	News release for ON Semiconductor Corporation, dated March 17, 2008

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.